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                                                                    EXHIBIT 10.1



                                    FORM OF

                           INDEMNIFICATION AGREEMENT


        This Agreement is made as of the ________ day of ________ 2000, by and between Genencor International, Inc., a Delaware corporation (the "Company"), and the undersigned [director/officer] of the Company (the "Indemnitee"), with reference to the following facts:

        The Indemnitee is willing, under certain circumstances, to serve or continue to serve as a [director/officer] of the Company. The Indemnitee has indicated that he does not regard the indemnities available under the Company's Bylaws as adequate to protect him against the risks associated with his service to the Company. In this connection, the Company and the Indemnitee now agree that they should enter into this Indemnification Agreement in order to provide greater protection to Indemnitee against such risks of service to the Company.

        Section 145 of the General Corporation Law of the State of Delaware (the "DGCL"), under which Law the Company is organized, empowers a corporation to indemnify a person serving as a director or officer of the Company and a person who serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, and Section 145 of the DGCL and the Bylaws of the Company specify that the indemnification set forth in Section 145 and in the Bylaws, respectively, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

        In order to induce the Indemnitee to serve or continue to serve as a [director/officer] of the Company and in consideration of his continued service, the Company hereby agrees, as of the date first set forth above, to indemnify the Indemnitee as follows:

               1. Indemnity. The Company will indemnify the Indemnitee, his executors, administrators or assigns, for any Expenses (as defined below) which the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding. As used in this Agreement the term "Proceeding" shall include any threatened, pending or completed claim, action, suit or proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Company, by reason of any actual or alleged error or misstatement or misleading statement made or suffered by the Indemnitee, by reason of any action taken by him or of any inaction on the Indemnitee's part while acting as such director or officer, or by reason of the fact that such Indemnitee was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided, that in each such case Indemnitee acted in good faith and in a manner which such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, in addition had no reasonable cause to believe that his conduct was unlawful. As used in this Agreement, the term "other enterprise" shall include (without limitation) employee benefit plans and administrative committees thereof, and the term "fines" shall include (without limitation) any excise tax assessed with respect to any employee benefit plan.

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               2. Expenses. As used in this Agreement, the term "Expenses" shall include (without limitation) damages, judgments, fines, penalties, settlements and costs, attorneys' fees and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

               3. Enforcement. If a claim or request under this Agreement is not paid by the Company, or on its behalf, within thirty days after a written claim or request has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Indemnitee shall be entitled to be paid also the Expenses of prosecuting such suit. The Company shall have the right to recoup from the Indemnitee the amount of any item or items of Expenses theretofore paid by the Company pursuant to this Agreement, to the extent such Expenses are not reasonable in nature or amounts; provided, however, that the Company shall have the burden of proving such Expenses to be unreasonable. The burden of proving that the Indemnitee is not entitled to indemnification for any other reason shall be upon the Company.

               4. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

               5. Exclusions. The Company shall not be liable under this Agreement to pay any Expenses in connection with any claim made against the
Indemnitee:

                      (a) to the extent that payment is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

                      (b) to the extent that the Indemnitee is indemnified and actually paid otherwise than pursuant to this Agreement;

                      (c) in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper;

                      (d) with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or as otherwise required under the DGCL, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board has approved the initiation or bringing of such suit;



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                      (e) if it is proved by final judgment in a court of law or other final adjudication to have been based upon or attributable to the Indemnitee's in fact having gained any personal profit or advantage to which he was not legally entitled;

                      (f) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

                      (g) brought about or contributed to by the dishonesty of the Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that he committed (i) acts of active and deliberate dishonesty, (ii) with actual dishonest purpose and intent, (iii) which acts were material to the cause of action so adjudicated;

                      (h) for any judgment, fine or penalty which the Company is prohibited by applicable law from paying as indemnity; or

                      (i) arising out of Indemnitee's breach of an employment agreement with the company (if any) or any other agreement with the Company or any of its subsidiaries.

               6. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses incurred in connection therewith.

               7. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

               8. Advance of Expenses. Expenses incurred by the Indemnitee in connection with any Proceeding, except the amount of any settlement, shall be paid by the Company in advance upon request of the Indemnitee that the Company pay such Expenses; provided, however, that, if the DGCL requires that an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking (an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses, then Indemnitee shall provide such Undertaking.



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               9. Assumption of Defense. In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee under this Agreement, the Company, if appropriate, shall be entitled to assume the defense of such proceeding with counsel approved by Indemnitee which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, unless (i) the employment of counsel by Indemnitee is authorized by the Company,
(ii) Indemnitee shall have reasonably concluded, based upon written advice of counsel, that there may be a conflict of interest of such counsel retained by the Company between the Company and Indemnitee in the conduct of such defense, or (iii) the Company ceases or terminates the employment of such counsel with respect to the defense of such proceeding, in any of which events then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. At all times, Indemnitee shall have the right to employ other counsel in any such proceeding at Indemnitee's expense, and to participate in the defense of the proceeding or claim through such counsel.

               10. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that the action was not instituted in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that Indemnitee's defenses to such action were not made in good faith or were frivolous.

               11. Officer and Director Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, or if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient indemnity.

               12. Notice of Claim. The Indemnitee, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Company shall be given at its principal office and shall be directed



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to the Corporate Secretary (or such other address as the Company shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

               13. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

               14. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

               15. Indemnification Hereunder Not Exclusive. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Certificate of Incorporation or Bylaws of the Company and amendments thereto or under law.

               16. Governing Law. This Agreement shall be governed by and construed in accordance with Delaware law, without regard to the conflicts of law provisions thereof.

               17. Saving Clause. Wherever there is conflict between any provision of this Agreement and any applicable present or future statute, law or regulation contrary to which the Company and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.

               18. Coverage. The provisions of this Agreement shall apply with respect to the Indemnitee's service as a [director/officer] of the Company prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to be a [director/officer] of the Company.

               19. Gender; Number. The use of the masculine gender shall include the feminine. The use of the plural shall include the singular and the use of the singular shall include the plural, as the context may require or permit.

                            (Signature Page Follows)



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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                        GENENCOR INTERNATIONAL, INC.


                                        By
                                           -------------------------------------

                                               Authorized Officer



                                        "INDEMNITEE"


                                        ----------------------------------------
                                        Name:



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